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                                                                EXHIBIT 10.15(d)


                  FOURTH AMENDMENT AND MODIFICATION AGREEMENT
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                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
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     This FOURTH AMENDMENT AND MODIFICATION AGREEMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT (the "Agreement") is dated as of the 22nd day of July, 1996, in Tulsa, Oklahoma, by and between CHICAGO MINIATURE LAMP, INC., an Oklahoma corporation ("Chicago Miniature") and INDUSTRIAL DEVICES, INC., a New Jersey corporation ("IDI") (Chicago Miniature and IDI being collectively referred to herein as the "Borrowers"), and BANK IV OKLAHOMA, N.A., a national banking association (the "Bank").

                                R E C I T A L S
                                - - - - - - - -

     A. Borrowers and the Bank made, executed and entered into that certain Third Amended and Restated Credit Agreement dated as of June 30, 1995 (the "Original Credit Agreement") as amended by (i) that certain First Amendment and Modification Agreement (the "First Amendment") dated as of December 6, 1995,
(ii) that certain Second Amendment and Modification Agreement (the "Second Amendment") dated as of February 23, 1996 and (iii) that certain Third Amendment and Modification Agreement (the "Third Amendment") dated as of April 26, 1996 (the Original Credit Agreement as amended by the First Amendment, Second Amendment and Third Amendment thereto being collectively referred to herein as the "Credit Agreement") whereby Borrowers have been entitled to borrow and the Bank has agreed to lend, subject to the terms of the Credit Agreement:

          (i) up to the original principal amount of $5,000,000.00 in the form of a revolving loan as evidenced by that certain Revolving Credit Note dated June 30, 1995 made, executed and delivered by Borrowers to the Bank in the original principal amount of $5,000,000.00;

          (ii) up to the original principal amount of $6,000,000.00 in the form of an LC Revolving Loan to support Letters of Credit as evidenced by that certain LC Revolving Credit Note dated February 23, 1996 made, executed and delivered by Borrowers to the Bank in the original principal amount of $6,000,000.00; and

          (iii) up to the original principal amount of $30,000,000.00 in the form of a non-revolving Acquisition Loan not to exceed the original principal amount of $30,000,000.00. In connection with the Acquisition Loan, the Borrowers have made, executed and delivered to the Bank (a) that certain Acquisition Note ("Acquisition Note #1") dated December 6, 1995, in the original principal amount of $5,000,000.00 and (b) that certain Acquisition Note ("Acquisition Note #2) in the original principal amount of $9,000,000.00, and (c) that certain Acquisition Note ("Acquisition Note #3) for Japanese yen the Current Dollar Equivalent of which is $8,000,000.00.
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Except as specifically defined herein, all capitalized terms shall have the same meaning as set forth in the Credit Agreement.

     B. Repayment of the Notes, along with any and all other Indebtedness of Borrowers to the Bank, is secured by a first priority security interest in and to Borrowers' Collateral as defined in the Credit Agreement and Security Instruments.

     C. Repayment of the Notes, along with repayment of any and all other Indebtedness of Borrowers to the Bank, is also unconditionally guaranteed by each of (i) Plastomer, Inc., an Ontario corporation ("Plastomer") pursuant to that certain Guarantee dated as of June 30, 1995 made, executed and delivered by Plastomer to the Bank, (ii) CML Fiberoptics, Inc., a Massachusettes corporation ("CML Fiberoptics") pursuant to that certain Guarantee dated as of April 26, 1996 made, executed and delivered by CML Fiberoptics to the Bank, (iii) Electro Fiberoptics Corp., a Massachusettes corporation ("Electro Fiberoptics") pursuant to that certain Guarantee dated as of April 26, 1996 made, executed and delivered by Electro Fiberoptics to the Bank, and (iv) Fedon Development Industries, Inc., a New Jersey corporation ("Fedon") pursuant to that certain Guarantee dated as of April 26, 1996 made, executed and delivered by Fredon to the Bank (Plastomer, CML Fiberoptics, Electro Fiberoptics and Fredon being collectively referred to herein as the "Guarantors"). Further, performance by each Guarantor under its respective Guaranty is secured by a first priority security interest in and to certain personal property of each Guarantor as provided in their respective Guarantor Security Agreement.

     D. Borrowers have requested that the LC Revolving Credit Loan be increased from $6,000,000.00 to $8,000,000.00 and the Bank is willing to do so subject to the terms and conditions set forth herein, and in connection therewith, the parties desire to amend and modify the Credit Agreement and other Loan Documents as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the conditions, covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby mutually agree as follows:

     1.   LC Revolving Credit Loan.  Paragraph 2.1 of the Credit Agreement is
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hereby amended in its entirety to read as follows:

          2.1 LC Revolving Credit Loan.  The Bank agrees, upon the terms and
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     subject to the conditions hereinafter set forth, to make loans (the "LC
     Revolving Credit Loan") to Borrowers from the date hereof until December 30, 1997, or until such later date as the Bank shall have extended its Commitment in writing unless its Commitment shall be sooner terminated pursuant to the provisions of this Agreement, for the purpose of causing Letters of Credit to be issued to suppliers of inventory to assure the payment thereof, for standby Letters of Credit purposes and for such other purposes as approved by the Bank; provided however, the sum of (i) all issued and unexpired Letters of Credit,

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     including but not limited to the Letters of Credit outstanding as of the date hereof, and (ii) the outstanding principal balance under the LC Revolving Credit Note shall not exceed the principal amount of $8,000,000.00. Notwithstanding the above, no Letter of Credit shall be issued on behalf of or for the account of Borrowers after December 1, 1997, and no Letter of Credit shall be issued with an expiring date later than December 30, 1997.

All references in the Credit Agreement to the term "Letters of Credit" shall be amended throughout to include standby Letters of Credit issued pursuant to the terms of the Credit Agreement for the benefit of either of Borrowers.

     2.   Amended LC Revolving Credit Note.  Concurrently with the execution
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hereof, Borrowers shall execute and deliver to the Bank a revolving credit note in the principal amount of $8,000,000.00, the form of which is annexed hereto as Exhibit "A" and hereby made a part hereof (hereinafter referred to as the
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"Amended LC Revolving Credit Note") thereby amending and modifying the LC
Revolving Credit Note and thereby evidencing Borrowers' obligation to repay advances under the LC Revolving Credit Loan, as amended hereby. The Amended LC Revolving Credit Note shall be dated as of the date hereof, and shall bear interest, payable monthly on the first day of every month commencing August 1, 1996 on unpaid balances of principal from time to time outstanding at a variable annual rate equal from day to day to the Applicable Prime Rate. After maturity (whether by acceleration or otherwise) the Amended Revolving Credit Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period. All references in the Credit Agreement and all other Loan Documents to the term "LC Revolving Credit Note" shall be amended throughout to refer to the Amended Revolving Credit Note and all references to the term "LC Revolving Credit Loan" shall be amended throughout to refer to the revolving credit loan evidenced by the Amended LC Revolving Credit Note. Further, all references in the Credit Agreement and all other Loan Documents to the term "Notes" shall be amended throughout to mean the Amended LC Revolving Credit Note, the Operating Revolving Credit Note and all Acquisition Notes.

     3.   Ratification of Security Interests.  Borrowers hereby ratify, confirm
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and reaffirm all security interests, liens and other encumbrances created under the Credit Agreement, the Security Instruments, as amended consistent herewith, this Agreement, and all other Loan Documents as security for repayment of Borrowers' Indebtedness and all other unreleased security agreements, mortgages and deeds of trust in favor of the Bank, all of which shall continue in full force and effect and with the same priority as security for repayment and satisfaction of the Indebtedness and all extensions, modifications and renewals thereof, including but not limited to the Notes.

     4.   Ratification of Guaranty and Guarantor Security Agreements.  As a
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condition precedent to the execution hereof by the Bank, Borrowers shall cause each Guarantor to make, execute and deliver to the Bank a ratification of its respective Guaranty and Guarantor Security

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Agreement in substantially the form as set forth on Exhibit "B" attached hereto
                                                    -----------
and made a part hereof.

     5.   Modification, Ratification, Representations and Warranties.  The terms
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and provisions of the Credit Agreement and all other Loan Documents executed in connection therewith shall be deemed amended, modified, and changed through so as to reflect consistently the matters provided herein. As extended, amended, modified, renewed or changed consistent herewith, the terms and provisions of the Credit Agreement and all other Loan Documents shall remain in full force and effect and the Borrowers hereby ratify, reaffirm and reassert as of the date
                                                              --------------
hereof all covenants, representations, warranties, agreements and statements
- ------
contained therein. Further, and in addition to the representations, warranties and covenants hereby ratified and reaffirmed, Borrowers each certify, covenant, represent, and warrant to and with the Bank as follows:

          a. The Borrowers and each Subsidiary are duly organized, validly existing and in good standing under and by virtue of the Laws of its respective jurisdiction of incorporation, and are duly licensed and in good standing as a foreign corporation in each jurisdiction in which the nature of the business transacted or the property owned is such as to require licensing or qualification as such.

          b. The existence of each Borrower and their amenability to service of process in courts of the State of Oklahoma and all of their rights, franchises, privileges, permits, and licenses necessary for their respective businesses or for the ownership, location and/or operation of their respective property and assets, including, but not limited to, the Collateral shall at all times be preserved and maintained, and Borrowers shall conduct and maintain their respective businesses in an orderly, efficient and regular manner and in compliance with all applicable laws.

          c. The execution and delivery of this Agreement and all other documents to be executed and delivered by each of the Borrowers to the Bank pursuant hereto, and the due observance and performance by each of the Borrowers of its terms, provisions and covenants are within Borrowers' respective powers, have been duly authorized, will not contravene or violate any law or term or provision of Borrowers' Articles of Incorporation or By-laws or any corporate resolution of its respective shareholders or directors and will not contravene, violate or constitute a default under any contract, indenture, agreement or undertaking to which either of Borrowers is a party or by the terms of which either of Borrowers or any of their respective property or assets is bound.

          d. Borrowers' financial statements heretofore furnished to the Bank, have been prepared in conformity with GAAP, show all material liabilities, direct and contingent, and fairly present the financial condition of the Borrowers and any of their Subsidiaries as of such date and the results of its operations for the period then ended,

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     and since such date there has been no material adverse change in the business, financial condition or operations of the Borrowers.

     6.   Obligations Unaffected.  Except as otherwise specified herein, the
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terms and conditions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrowers to the Bank pursuant to and as evidenced by the Credit Agreement and other Loan Documents. As a material inducement to the Bank to execute and deliver this Agreement, Borrowers hereby acknowledge that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the obligations created or evidenced by the Loan Documents, including but not limited to the Notes. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the other Loan Documents, the terms and conditions of this Agreement shall control.

     7.   "Loan Documents" and "Credit Agreement".  The term "Loan Documents" as
          ---------------------------------------
used in the Credit Agreement shall be interpreted to include this Agreement, and all of the other documents heretofore or hereafter creating, evidencing, securing and/or relating to Indebtedness and obligations of the Borrowers to the Bank as contemplated or referenced herein. The term "Credit Agreement" or "Loan Agreement" as may be used in any of the Loan Documents shall be interpreted to mean the Credit Agreement, together with and as modified by this Agreement.

     8.   Bank's legal Fees, Costs and Expenses.  In consideration of and as a
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condition precedent to the Bank's agreement to the execution, amendments and modifications described herein, Borrowers agree to and shall pay promptly all fees, including but not limited to the Bank's attorneys' fees, expenses and charges with respect to and in connection with this Agreement and all other documents contemplated hereby, including but not limited to, recording and filing fees, and fees and expenses of counsel employed by the Bank in connection with the documentation and closing of the transactions, amendments and modifications contemplated hereby, and the Borrowers hereby agree to pay promptly all hereafter incurred fees, including but not limited to attorneys' fees, expenses and charges of the Bank which are incidental to the enforcement, defense, amendment, modification, extension, renewal or change of the Credit Agreement, this Agreement or any other Loan Documents.

     9.   Separability.  If any provision of this Agreement and the other Loan
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Documents is held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the other provisions hereof, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had not been included herein.

     10.  Binding Effect.  Except as otherwise expressly provided herein, this
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Agreement will remain in effect until all of Borrowers' obligations to Bank under this Agreement have been fully discharged. This Agreement shall be binding upon Borrowers their respective successors and assigns, as applicable, and shall inure to the benefit of the Bank, its successors and assigns.

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     11.  Headings.  The headings used herein are for convenience and
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administrative purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

     12.  Governing Law and Jurisdiction.  This Agreement shall be deemed to
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have been made or incurred under the Laws of the State of Oklahoma and shall be construed and enforced in accordance with and governed by the Laws of Oklahoma. For purposes of enforcing and/or interpreting the provisions of this Agreement and all other Loan Documents, the Borrowers hereby submit themselves to the jurisdiction of the Courts of the State of Oklahoma, and each of the Borrowers waives all objections to service of process therefrom.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.

                              CHICAGO MINIATURE LAMP, INC.
                              an Oklahoma corporation


                              By:/s/ Ronald S. Goldstein
                                 -------------------------------------------
                                Ronald S. Goldstein, Chief Financial Officer


                              INDUSTRIAL DEVICES, INC.
                              a New Jersey corporation


                              By:/s/ Ronald S. Goldstein
                                 -------------------------------------------
                                Ronald S. Goldstein, Chief Financial Officer

                                                                     "BORROWERS"



                              BANK IV Oklahoma, N.A.


                              By:/s/ John D. Pixley
                                 -------------------------------------------
                                John D. Pixley, Senior Vice President

                                                                          "BANK"
123102

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